UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 30, 2009

Penn Treaty American Corporation
(Exact name of registrant as specified in its charter)

Pennsylvania	001-14681	23-1664166
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2500 Legacy Drive, Suite 130 Frisco, TX 75034
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code:  (469) 287-7044

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On November 30, 2009, the Board of Directors (the “Board”) of Penn Treaty American Corporation (the “Company”) declared a dividend in the amount of $0.15 per share of common stock.  The dividend is expected to be paid on or about December 18, 2009 to shareholders of record as of the close of business on December 11, 2009.

The Board declared the dividend as a means to distribute to shareholders a portion of the proceeds received by the Company from the sale of its former subsidiary, United Insurance Group Agency, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PENN TREATY AMERICAN CORPORATION

December 3, 2009	By:	/s/ Eugene Woznicki
	Name:	Eugene Woznicki
	Title:	Chief Executive Officer